SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                           FORM 8-K/A

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report                          September 30, 1995
(Date of earliest event reported)


                        ML MEDIA PARTNERS, L.P.
     (Exact name of Registrant as specified in its governing
                          instruments)


Delaware                         0-14871         13-3321085
(State or other jurisdiction of  (Commission     (I.R.S. Employer
incorporation or organization)   File Number)    Identification No.)




World Financial Center - South Tower
New York, New York                                10080-6114
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:(212) 236-6472

                               N/A

(Former name or former address, if change since last report)



Item 2.   Acquisition or Disposition of Assets.

On July 31, 1995, ML Media Partners, L.P. ("Registrant") completed the sale to Quincy Newspapers, Inc. (The "WREX Buyer") of substantially all of the assets used in the operations of Registrant's television station WREX-TV, Rockford, Illinois ("WREX"), other than cash and accounts receivable. The WREX Buyer did not assume the accounts payable and certain other liabilities of WREX and Registrant will remain liable for such liabilities. The purchase price for the assets was approximately $18.4 million, subject to certain adjustments. A reserve of approximately $2.3 million was established to cover certain purchase price adjustments and expenses and liabilities relating to the sale, and the balance of approximately $16.1 million was applied to repay a portion of the bank indebtedness secured by the assets of WREX and KATC.

On September 30, 1995, Registrant completed the sale to KATC Communications, Inc. (the "KATC Buyer") of substantially all of the assets used in the operations of Registrant's television station KATC-TV, Lafayette, Louisiana ("KATC"), other than cash and accounts receivable. The KATC Buyer did not assume the accounts payable and certain other liabilities of KATC and Registrant will remain liable for such liabilities. The purchase price for the assets was $24.5 million. Proceeds of the sale will be applied to repay in full the remaining bank indebtedness of approximately $6.0 million secured by the assets of KATC and to pay (or reserve for payment) expenses and liabilities relating to the sale (the amount of which cannot be presently determined) as well as other debts and obligations of Registrant, including all or a portion of deferred fees and expenses owed to the General Partner. As of June 30, 1995, deferred fees and expenses owed to the General Partner totaled approximately $15.3 million. The amount and timing of a distribution of the remaining proceeds, if any, from the sale of KATC will be made in accordance with the terms of the Registrant's Partnership Agreement.

Item 7.(b) Financial Statements and Exhibits-Pro forma financial information.

                    ML  MEDIA PARTNERS, L.P.
            PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)

The following unaudited Pro Forma Condensed Financial Statements give effect to the sale of WREX and KATC, as described in Item 2 herein, as if such transactions had occurred at (i) January 1, 1994 (the first day of fiscal year 1994) for the Pro Forma Condensed Statements of Operations and (ii) June 30, 1995 for the Pro Forma Condensed Balance Sheet. The Pro Forma Condensed Statements of Operations do not reflect a gain of approximately $7.1 on the sale of WREX's assets and a gain of approximately $9.8 on the sale of KATC's assets. In addition, the Pro Forma Condensed Statements of Operations reflect no interest earned on the sales proceeds. The Pro Forma Condensed Balance Sheet does not reflect the amount of a distribution, if any, or other application (including to pay deferred fees and expenses owed to the General Partner) of the remaining proceeds, if any, from the sales which will be made in accordance with Registrant's Partnership Agreement.

The Pro Forma Condensed Financial Statements are based on historical financial information of Registrant for the periods referred to above. Pro Forma adjustments are described in the accompanying notes. The Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements, the notes thereto and the discussion of these transactions included elsewhere in this filing.

The Pro Forma Condensed Financial Statements are presented for informational purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods referred to above, nor do they purport to indicate the results of future operations of Registrant. In the General Partner's opinion, all adjustments necessary to present fairly such Pro Forma Condensed Financial Statements have been made.

                      ML MEDIA PARTNERS, L.P.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF JUNE 30, 1995
                            (UNAUDITED)

                             WREX            KATC
                          Pro Forma       Pro Forma
          Historical     Adjustments      Adjustments  Pro Forma (3)
ASSETS:
Cash and
cash
equiva-
lents     $ 29,159,306   $ 16,057,911   $20,500,000 2a   $ 40,541,407
                                   1a
                        (16,223,880)1    (8,951,930)2b
                                    b

Accounts
Receiv-
able,
net         10,177,445                                     10,177,445
Prepaid
expen-
ses and
other
assets       9,175,382    (986,845)1a    (1,367,771)2a      6,820,766
Property
plant
and
equip-
ment,
net         80,528,299  (2,139,642)1a    (2,339,774)2a     76,048,883
Intan-
gible
assets,
net         97,275,519   (5,788,917)1    (7,030,639)2a     84,455,963
                                    a

Total
Assets    $226,315,951  $ (9,081,373)     $    809,886   $218,044,464



(Continued on following page).


                      ML MEDIA PARTNERS, L.P.
                 PRO FORMA CONDENSED BALANCE SHEET
                        AS OF JUNE 30, 1995
                            (UNAUDITED)

                             WREX            KATC
                          Pro Forma        Pro Forma
          Historical     Adjustments       Adjustments   Pro Forma(3)
LIABIL-
ITIES
AND
PART-
NERS'
DEFICIT
Liabil-
ities:
Borrow-
ings     $211,880,929   $(16,057,911)1  $(6,342,088)2b   $189,480,930
                                     b
Account
s
payable
and
other
liabili    32,674,060        (165,969)     (2,609,842)     29,898,249
ties
Total
Liabili
ties      244,554,989     (16,223,880)     (8,951,930)    219,379,179
Part-
ners'
Deficit
:
General
Partner
:
Capital
contri-
butions
, net
of
offerin     1,708,299                                       1,708,299
g
expense
s
Cumula-
tive
(loss)/
income    (1,827,772)        71,425 1a       97,619 2a    (1,658,728)
            (119,473)           71,425          97,619         49,571

(Continued on following page).

                      ML MEDIA PARTNERS, L.P.
                 PRO FORMA CONDENSED BALANCE SHEET
                        AS OF JUNE 30, 1995
                            (UNAUDITED)

                             WREX             KATC
                           Pro Forma       Pro Forma
           Historical     Adjustments      Adjustments    Pro Forma
                                                             (3)
Limited
Part-
ners:
Capital
contribu-
tions,
net of
offering
expenses
and
distribu-
tions
(187,994
) units
of
Limited
Part-
nership    162,829,691                                    162,829,691
Interest
)
Cumu-
lative
(loss)/
 income   (180,949,256    7,071,082  1a    9,664,197  2   (164,213,97
                     )                                a            7)
            18,119,565        7,071,082       9,664,197     (1,384,28
                                                                   6)
Total
Partners
'          (18,239,038        7,142,507       9,761,816     (1,334,71
Deficit              )                                             5)
Total
Lia-
bilities
and
Partners
'         $ 226,315,95     $(9,081,373)     $   809,886   $218,044,46
Deficit              1                                              4


See Notes to Pro Forma Condensed Financial Statements
(Unaudited).

                      ML MEDIA PARTNERS, L.P.
            PRO FORMA CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWENTY-SIX WEEK PERIOD ENDED JUNE 30, 1995
                            (UNAUDITED)

                               WREX           KATC
                             Pro Forma      Pro Forma
             Historical     Adjustments     Adjustments   Pro Forma

Revenues:
Operating
revenue      $ 54,630,490    $2,647,577     $3,343,784   $48,639,129
                                     1c             2c
Interest          139,145             -              -       139,145


Total
revenues       54,769,635     2,647,577      3,343,784    48,778,274


Expenses:
General and
adminis-
trative
               11,025,226  (602,066) 1c   (664,571) 2c     9,758,589
Property
operating      20,330,900   (1,372,370)    (1,495,494)    17,463,036
                                     1c             2c
Interest        9,680,007  (503,030) 1c   (753,889) 2c     8,423,088
Management
fees              795,916   (15,928) 1d    (23,716) 2d       756,272
Deprecia-
tion and
amorti-
zation         14,917,962     (229,026)      (273,454)    14,415,482
                                     1c             2c

Total
expenses       56,750,011   (2,722,420)    (3,211,124)    50,816,467


Net Income
(Loss)       $ (1,980,376   $  (74,843)     $  132,660   $(2,038,193
                        )                                          )


(Continued on following page).

                      ML MEDIA PARTNERS, L.P.
            PRO FORMA CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWENTY-SIX WEEK PERIOD ENDED JUNE 30, 1995
                            (UNAUDITED)

                               WREX           KATC
                             Pro Forma      Pro Forma
             Historical     Adjustments     Adjustments   Pro Forma


Per Unit of
Limited
Partnership
Interest:

Net Loss     $     (10.43                                $    (10.73
                        )                                          )

Number of
Units             187,994                                    187,994


See Notes to Pro Forma Condensed Financial Statements
(Unaudited).

                      ML MEDIA PARTNERS, L.P.
            PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 30, 1994
                            (UNAUDITED)

                                 WREX           KATC
                              Pro Forma       Pro Forma
              Historical     Adjustments      Adjustments   Pro Forma
Revenues:
Operating
revenue       $105,910,208  $ 5,506,056  1    $ 6,078,081   $94,326,07
                                         c             2c            1
Interest and
other              315,029               -              -       315,02
                                                                     9

Total
revenues       106,225,237       5,506,056      6,078,081   94,641,100


Expenses:
General and
adminis-
trative         21,092,497  (1,049,855) 1c  (1,181,349) 2   18,861,293
                                                        c
Property
operating       38,764,954  (2,544,899)  1  (2,712,570) 2   33,507,485
                                         c              c
Interest         16,046,700   (851,138)  1c  (1,262,156) 2   13,933,406
                                                        c
Management
fee              1,591,831    (31,856)  1d    (47,432) 2d    1,512,543
Deprecia-
tion and
amorti-
zation          30,180,011  (1,002,618)  1    (644,283) 2   28,533,110
                                         c              c

Total
expenses       107,675,993     (5,480,366)    (5,847,790)   96,347,837


Net Income
(Loss)        $ (1,450,756      $   25,690    $   230,291   $(1,706,73
                         )                                          7)




(Continued on following page).

                      ML MEDIA PARTNERS, L.P.
            PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 30, 1994
                            (UNAUDITED)

                                WREX           KATC
                              Pro Forma     Pro Forma
              Historical     Adjustments    Adjustments     Pro Forma

Per Unit of
Limited
Partnership
Interest

Net Loss      $      (7.64                                $      (8.99
                         )                                           )

Number of
Units              187,994                                     187,994



See Notes to Pro Forma Condensed Financial Statements
(Unaudited).



                     ML MEDIA PARTNERS, L.P.
        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)


The Pro Forma adjustments reflect the sale of substantially all of the assets used in the operations of WREX and KATC. The Pro Forma Condensed Financial Statements reflect the above transactions as if they had occurred at the end of the period for purposes of the Pro Forma Condensed Balance sheet dated June 30, 1995 and the beginning of the fiscal year 1994 for the Pro Forma Condensed Statements of Operations for the twenty-six week period ended June 30, 1995 and the year ended December 31, 1994.

The pro forma adjustments for the above transactions are codified as indicated and are as follows:

WREX Television Station.

(1a) To reflect the net proceeds of approximately $16.1 million from the sale of Registrant's assets of approximately $8.9 million in WREX and the resultant gain of $7.1 million.

(1b) To reflect the payment of approximately $16.1 million of bank indebtedness secured by the assets of WREX and KATC and to reflect the payment of accounts payable and other liabilities.

(1c) To reflect the elimination of WREX's operations.

(1d) To reflect the reduction of management fees that would have been earned by the General Partner due to the reduction in the number of managed Media investments in connection with the sale of WREX.

KATC Television Station.

(2a) To reflect the net proceeds of $20.5 million from the sale of Registrant's assets of approximately $10.7 million in KATC and the resultant gain of $9.8 million.

(2b) To reflect the payment of approximately $6.0 million of bank indebtedness secured by the assets of KATC and to reflect the payment of accounts payable and other liabilities.

(2c) To reflect the elimination of KATC's operations.


(2d) To reflect the reduction of management fees that would have been earned by the General Partner due to the reduction in the number of managed Media investments in connection with the sale of KATC.

Other.

(3) The Pro Forma Financial Statements does not reflect the amount of a distribution, if any, or amounts to be paid for debts and obligations of Registrant, including all or a portion of deferred fees and expenses owed to the General Partners from the remaining proceeds.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ML MEDIA PARTNERS, L.P.

                              By: Media Management Partners,
                                  its general partner

                              By: RP Media Management,
                                  a general partner

                              By: IMP Media Management Inc.
                                  its managing general partner

                              By:
                                  Elizabeth McNey Yates
                                  Vice President

Dated: October 16, 1995